UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2025

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161

800 South Street

Waltham, Massachusetts 02454-9161

(Address of Principal Executive Offices)

(781) 894-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	GLP	New York Stock Exchange

9.50% Series B Fixed Rate Cumulative Redeemable Perpetual Preferred Units representing limited partner interests	GLP pr B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2025, pursuant to the terms of the limited liability company agreement of Global GP LLC (the “Company”), the general partner of Global Partners LP (the “Partnership”) and in connection with the passing of Richard Slifka, Chairman of the Board of Directors (the “Board”) of the Company, Thomas P. Jalkut was appointed to the Board of the Company.

Since 1985, Mr. Jalkut has served as a partner in Nutter McClennen and Fish LLP’s Private Client Department (“Nutter”). At Nutter, Mr. Jalkut primarily practices estate planning for executives and owners of closely held corporations, and estate and trust administration. Mr. Jalkut has served as a trustee of more than three hundred private trusts and is a principal of Nutter Investment Advisors, L.P., which provides investment advice to a variety of clients. Mr. Jalkut received a Bachelor of Arts degree from Boston College and a Juris Doctorate from Boston College Law School. Mr. Jalkut is a member of the Boston Bar Association and the Massachusetts Bar Association’s Professional Ethics Committee. Mr. Jalkut is a fellow of the American College of Trust and Estate Counsel and a past chair of the Massachusetts Bar Association Probate Section Council. He is a board member of the Greater Yellowstone Coalition and an advisory board member of the Marine Biological Laboratory and Revolutionary Spaces of Boston. Mr. Jalkut previously served as chairman of the town of Walpole’s Charter Review Committee and of the Walpole Finance Committee.

From time to time, the Partnership retains Nutter for various legal services. Since January 1, 2024, Nutter received $733,834 from the Partnership for legal services rendered.

Eric Slifka has been appointed Chairman of the Company and Mr. Jalkut will serve as Vice Chairman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP

	By:	Global GP LLC
its general partner

Dated: May 30, 2025	By:	/s/ Sean T. Geary
Sean T. Geary
Chief Legal Officer and Secretary